UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 18, 2025
Date of Report (date of earliest event reported)
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Innventure, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42303 (Commission File Number)	93-4440048 (I.R.S. Employer Identification Number)
6900 Tavistock Lakes Blvd, Suite 400 Orlando, Florida 32827
(Address of principal executive offices and zip code)
(321) 209-6787
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 18, 2025, the Audit Committee of the Board of Directors (the "Audit Committee") of Innventure, Inc. (the "Company") approved the dismissal of BDO USA, PC ("BDO") as the Company’s independent registered public accounting firm, effective immediately, and on August 19, 2025, the Company informed BDO of such dismissal.

BDO had served as the Company’s independent registered public accounting firm since October 2, 2024 and as the independent registered public accounting firm of the Company’s predecessor, Innventure LLC, since June 3, 2022. BDO’s report on the Company’s and its subsidiaries’ consolidated financial statements for the fiscal year ended December 31, 2024 (“Successor”) and Innventure LLC and its subsidiaries’ consolidated financial statements for the fiscal year ended December 31, 2023 (“Predecessor”) and results of the Company’s operations for the period from October 2, 2024 through December 31, 2024 (Successor), the period from January 1, 2024 through October 1, 2024 (Predecessor), and the year ended December 31, 2023 (Predecessor) did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph in its report related to the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 (Successor) and December 31, 2023 (Predecessor) regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the period from October 2, 2024 through December 31, 2024 (Successor) ,the period from January 1, 2024 through October 1, 2024 (Predecessor), the year ended December 31, 2023 (Predecessor) and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in the Company’s internal control over financial reporting. The material weaknesses relate to insufficient staffing of accounting personnel; lack of information technology general controls; lack of sufficient controls related to review of accounting treatment, the costing and existence of inventory, and the forecast prepared for Accelsius Holdings LLC; inadequate segregation of duties and lack of review; and a change in accounting treatment in connection with the previously reported business combination with Learn CW Investment Corporation, as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2024. The Audit Committee discussed the Company’s material weaknesses in internal control over financial reporting with BDO, and the Company has authorized BDO to respond fully to the inquiries of the successor independent registered public accounting firm concerning such material weaknesses and all other matters.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BDO furnish the Company with a letter addressed to the SEC stating whether BDO agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of BDO’s letter dated August 20, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On August 18, 2025, the Audit Committee of the Company approved the engagement of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and applicable interim periods. On August 18, 2025, Withum was engaged as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2024, and the subsequent interim period to August 18, 2025, neither the Company nor anyone acting on its behalf consulted Withum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter from BDO USA, PC to the SEC dated August 20, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: April 11, 2025	By:	/s/ David Yablunosky
	Name:	David Yablunosky
	Title:	Chief Financial Officer